UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 4, 2012

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Dairy Ashford Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 293-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Directors and Officers

In connection with the separation of ConocoPhillips’ downstream business through a dividend of all Phillips 66 common stock to ConocoPhillips stockholders (the “Spin-Off”), Mr. James J. Mulva will retire as Chairman, President and Chief Executive Officer of ConocoPhillips and each of Messrs. Kenneth M. Duberstein and Harold W. McGraw III and Mmes. Ruth R. Harkin, Victoria J. Tschinkel and Kathryn C. Turner will retire as members of the Board of Directors of ConocoPhillips, in each case conditioned on, and effective as of, the completion of the Spin-Off.

Appointment of Officers

As previously announced, on October 7, 2011, the Board of Directors of ConocoPhillips appointed Mr. Ryan M. Lance to serve as Chairman, President and Chief Executive Officer of ConocoPhillips, conditioned on, and effective as of, the completion of the Spin-Off.

In connection with the Spin-Off, the Board of Directors approved the appointment of the following individuals as executive officers of ConocoPhillips, in each case conditioned on, and effective as of, the completion of the Spin-Off:

•	Matt Fox, currently Assistant to the CEO Designate, will become Executive Vice President, Exploration and Production;

•	Don E. Wallette, Jr., currently President, Asia Pacific, will become Executive Vice President, Commercial, Business Development and Corporate Planning;

•	Al J. Hirshberg, currently Senior Vice President, Planning and Strategy, will become Executive Vice President, Technology and Projects; and

•	Jeff W. Sheets, currently Senior Vice President, Finance, and Chief Financial Officer, will become Executive Vice President, Finance, and Chief Financial Officer.

Prior to his current position, Matt Fox, age 51, served as executive vice president, international for Nexen, Inc. from 2010 to 2011. Before joining Nexen, Mr. Fox held a variety of positions during his 27-year career at ConocoPhillips, most recently as president of ConocoPhillips Canada.

Don Wallette, age 53, has served as President, Asia Pacific since 2010. Prior to his current role, Mr. Wallette held a variety of positions during his 32-year career at ConocoPhillips, most recently as President, Russia and Caspian from 2006 to 2010.

The information regarding Messrs. Hirshberg and Sheets required under Items 401 (b), (d) and (e) of Regulation S-K is included under “Executive Officers of the Registrant” on pages 35 and 36 of ConocoPhillips’ Annual Report on Form 10-K for the year ending December 31,

2011, as filed with the Securities and Exchange Commission (the “SEC”) on February 21, 2012, and is incorporated herein by reference. Messrs. Fox, Wallette, Hirshberg and Sheets will participate in the compensation programs described under “Compensation Discussion and Analysis” beginning on page 26 of ConocoPhillips’ Proxy Statement relating to its 2012 Annual Meeting of Shareholders, as filed with the SEC on March 28, 2012 (and such description is incorporated herein by reference).

Item 8.01	Other Events.

Spin-Off of Phillips 66

To consummate the Spin-Off, the Board of Directors of ConocoPhillips declared a pro rata dividend of Phillips 66 common stock. The dividend is expected to be made after the closing of the market on April 30, 2012 to ConocoPhillips’ shareholders of record as of the close of business on April 16, 2012 (the “Record Date”). Each ConocoPhillips shareholder as of the Record Date will receive one share of Phillips 66 common stock for every two shares of ConocoPhillips common stock held at the close of business on the Record Date. Fractional shares of Phillips 66 common stock will not be distributed. Any fractional shares of Phillips 66 common stock otherwise issuable to ConocoPhillips shareholders will be aggregated into whole shares and sold in the open market, and such ConocoPhillips shareholders will receive a ratable share of the proceeds of such sale, after deducting any taxes required to be withheld and after deducting an amount equal to all brokerage charges, commissions and transfer taxes attributed to such sale. The payment of the dividend is subject to the satisfaction of the conditions to the Spin-Off described in Phillips 66’s Registration Statement on Form 10, as filed with the SEC.

Following the Spin-Off, Phillips 66 will be an independent, publicly traded company, and ConocoPhillips will retain no ownership interest in Phillips 66.

Private Letter Ruling

In connection with the Spin-Off, ConocoPhillips has received a private letter ruling from the Internal Revenue Service (“IRS”) substantially to the effect that, based on certain facts, representations and undertakings, the distribution of the Phillips 66 common stock, together with certain related transactions, will qualify as a transaction that is generally tax-free for U.S. federal income tax purposes under Sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended.

Press Release

The press release announcing certain details of the Spin-Off is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements relate to future events and anticipated results of operations, business strategies, and other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,”

“could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, there can be no assurance that such expectation or belief will result or be achieved. The actual results of operations can and will be affected by a variety of risks and other matters including, but not limited to, changes in commodity prices and refining and marketing margins; changes in expected levels of oil and gas reserves or production; operating hazards, drilling risks, unsuccessful exploratory activities; difficulties in developing new products and manufacturing processes; unexpected cost increases or difficulties maintaining or improving company manufacturing or refining facilities; unexpected difficulties in manufacturing, transporting or refining crude oil; international monetary conditions; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation; limited access to capital or significantly higher cost of capital related to illiquidity or uncertainty in the domestic or international financial markets; and general domestic and international economic and political conditions; as well as changes in tax, environmental and other laws applicable to our business. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting our business generally as set forth in our filings with the Securities and Exchange Commission. Unless legally required, ConocoPhillips undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. See “Exhibit Index” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

By:	/s/ Janet Langford Kelly
Janet Langford Kelly
Senior Vice President, Legal, General Counsel and Corporate Secretary

Dated: April 4, 2012

EXHIBIT INDEX

99.1	Press Release issued by ConocoPhillips on April 4, 2012.